UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

January 29, 2016
Date of Report (Date of earliest event reported)

PRECISION CASTPARTS CORP.
(Exact name of registrant as specified in its charter)

Oregon	1-10348	93-0460598
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4650 S.W. Macadam Avenue
Suite 400
Portland, Oregon 97239-4254
(Address of principal executive offices)

(503) 946-4800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01.    Completion of Acquisition or Disposition of Assets.

On January 29, 2016, Precision Castparts Corp., an Oregon corporation (the “Company”), completed its previously announced merger (the “Merger”) pursuant to the Agreement and Plan of Merger, dated as of August 8, 2015 by and among Berkshire Hathaway Inc., a Delaware corporation (“Parent”), NW Merger Sub Inc., an Oregon corporation and wholly owned subsidiary of Parent (“Merger Sub”), and the Company. Pursuant to the Merger Agreement, Merger Sub merged with and into the Company, with the Company surviving the Merger as a wholly owned subsidiary of Parent.
A copy of the joint press release announcing the completion of the Merger is attached as Exhibit 99.1 hereto and incorporated herein by reference.
The information set forth in Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.
The foregoing description of the Merger Agreement does not purport to be complete and is subject and qualified in its entirety by reference to the full text of the Merger Agreement, filed as Exhibit 2.1 hereto, and incorporated herein by reference.

ITEM 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 29, 2016, in connection with completion of the Merger, the Company notified the New York Stock Exchange (the “NYSE”) that trading in Company common stock should be suspended and listing of Company common stock on the NYSE should be removed. On February 1, 2016, the NYSE filed with the SEC an application on Form 25 to delist and deregister the Company common stock and the Company’s series A preferred stock purchase rights under Section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”). In addition, the Company intends to file with the SEC a Form 15 requesting that the reporting obligations of the Company under Sections 13(a) and 15(d) of the Exchange Act be suspended.

ITEM 3.03.	Material Modification to Rights of Security Holders.

Under the terms of the Merger Agreement, each share of common stock of the Company issued and outstanding immediately prior to the effective time of the Merger (other than shares held by Parent or certain subsidiaries of Parent), subject to certain exceptions described in the Merger Agreement, was converted into the right to receive $235.00 in cash, without interest. Each outstanding option to purchase shares of Company common stock issued under the Company’s equity based compensation plans, whether vested or unvested, was canceled and converted into the right to receive a cash payment equal to (i) the excess, if any, of $235.00 over the applicable exercise price of the option multiplied by (ii) the number of shares of Company common stock subject to such option. Outstanding share units held by non-employee directors and subject to time-based vesting conditions were cancelled in exchange for the right to receive a cash payment equal to $235.00 multiplied by the number of shares of common stock underlying the share units. Outstanding phantom stock units credited after 2008 were converted into the right to receive a cash payment equal to $235.00 multiplied by the number of shares of Company common stock deemed invested in or referenced by such phantom stock unit. Following the effective time of the Merger, the value of outstanding phantom stock units credited during 2008 or earlier will be determined by reference to one of the performance options under the Company’s deferred compensation plans elected by the participant that is not based on the value of Company common stock.
The foregoing description of the rights of holders of Company common stock under the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached as Exhibit 2.1 hereto and incorporated herein by reference.

ITEM 5.01.	Changes in Control of Registrant.

A change of control of the Company occurred on January 29, 2016, upon the filing of the Articles of Merger with the Secretary of State of the State of Oregon, at which time Merger Sub merged with and into the Company. As a result, the Company became a wholly owned subsidiary of Parent, with Parent owning 100% of the Company’s common stock.
The aggregate consideration paid in connection with the Merger was approximately $32 billion, which consideration was funded from cash on hand.

The information set forth in Item 2.01 and Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As of January 29, 2016, Mark Donegan, Ruth Beyer, Shawn Hagel, Warren Buffett, Marc D. Hamburg and Todd Combs will serve as the directors of the Company.

ITEM 5.03.	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

Upon the effective time of the Merger, pursuant to the Merger Agreement, the Company’s articles of incorporation and bylaws were amended in their entirety to be in the form (except with respect to the name of the Company) of the articles of incorporation and bylaws of Merger Sub. Copies of the Company’s amended and restated articles of incorporation and amended and restated bylaws are attached as Exhibits 3.1 and 3.2 hereto, respectively, and are incorporated herein by reference in their entirety.
ITEM 9.01.    Financial Statements and Exhibits.
(d)    Exhibits.

2.1
Agreement and Plan of Merger, dated as of August 8, 2015, by and among Berkshire Hathaway Inc., NW Merger Sub Inc., and Precision Castparts Corp. (Incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K of Precision Castparts Corp. filed on August 10, 2015.)

3.1	Amended and Restated Articles of Incorporation of Precision Castparts Corp., adopted January 29, 2016.

3.2	Amended and Restated Bylaws of Precision Castparts Corp., adopted January 29, 2016.

99.1	Joint Press Release announcing the closing of the Merger, dated January 29, 2016.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRECISION CASTPARTS CORP.

Date:	February 4, 2016	By:	/s/ Shawn R. Hagel
		Name:	Shawn R. Hagel
		Title:	Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description
2.1
Agreement and Plan of Merger, dated as of August 8, 2015, by and among Berkshire Hathaway Inc., NW Merger Sub Inc., and Precision Castparts Corp. (Incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K of Precision Castparts Corp. filed on August 10, 2015.)

3.1	Amended and Restated Articles of Incorporation of Precision Castparts Corp., adopted January 29, 2016.

3.2	Amended and Restated Bylaws of Precision Castparts Corp., adopted January 29, 2016.

99.1	Joint Press Release announcing the closing of the Merger, dated January 29, 2016.

4